INSTRUMENT OF TRANSFER

CHINA FILMS TECHNOLOGY INC.

We, [                                                           ] of [                                                            ] (“the Transferor”) in consideration of the sum of USD[                ] paid to me by [                                                              ] whose registered office is at [                                     ] (“the Transferee”), do hereby transfer to the Transferee the [                ] shares numbered [                    ] standing in our name in the register of CHINA FILMS TECHNOLOGY INC. to hold unto the Transferee their Executors, Administrators or Assigns, subject to the several conditions upon which we hold the same at the time of execution hereof and we, the transferee do hereby agree to take the said shares subject to the same conditions.

AS WITNESS our hands the [     ] day of [              ] , __________.

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